UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004

Paradigm Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30365 (Commission File Number)	56-2047837 (IRS Employer Identification No.)

108 T.W. Alexander Drive, Research Triangle Park, North Carolina (Address of principal executive offices)	27709 (Zip Code)

Registrant’s telephone number, including area code: (919) 425-3000

Item 12. Disclosure of Results of Operations and Financial Condition.

The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release dated August 2, 2004.

On August 2, 2004, the Registrant issued a press release to report its financial results for the quarter ended June 30, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paradigm Genetics, Inc. (Registrant)

Date: August 2, 2004	/s/ Philip R. Alfano Philip R. Alfano Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number 99.1	Description The Registrant’s Press Release dated August 2, 2004	Sequential Page Number 5

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